AEON

AEON CO. (M) BHD.
[COMPANY NO. 198401014370 (126926-H)]
3rd Floor, AEON Taman Maluri Shopping Center,
Jalan Jejaka, Taman Maluri, Cheras, 55100 Kuala Lumpur

SST Reg: N/A

No. C-017670

PRIVATE & CONFIDENTIAL

Year : 2023

Contract Type II : New Supplier

YEARLY CONTRACT : Trading Terms

CONCESSIONAIRE

Line/Div/Group/Dept : *(Please tick '/')
Line : SL [ ] FL [✓] HL [ ] WLNS [ ]
FP [ ] MaxV [✓] OTH [ ] Company [✓]
*(If sharing supplier code, pls 'tick' - Company too)

Div: 24-PERISHABLE Dept: 5213-PRODUCE (C)

Concessionaire Agreement No : N/A
Date : N/A
Effective Period:
Effective Date: N/A
Expiry Date: N/A

Contract Code : CS - N/A
Credit Term : 45 days
Business Opening :
Date : N/A

Concessionaire/ Supplier Code : N/A
Store : All [✓] *(Please tick '/')
Store :

Concessionaire Name : AGROZ GROUP SDN. BHD.
Address : 60-1 JALAN DELIMA 19/KS9, BANDAR PARKLANDS, KLANG, SELANGOR DARUL EHSAN, MALAYSIA
Post Code

Business Hour:
Operation hour of the respect building determined by AEON from time to time

**Store Name: N/A

Renovation Works Deadline (If any) N/A

Product/Service Description : FRESH PRODUCE

Designated Area :

(Attach the layout plan which is delineated & coloured in *Red)
Total Area : N/A Floor Area : N/A

Merchandiser Name : CHAN PUI YUNG

Contract Type : Normal [✓] Best Buy [ ] *(Please tick '/')

Previous years :
Years : N/A
a) Minimum Gross Receipt (Sales) = (RM) N/A
b) Total Margin Receipt (GP) = (RM) N/A
c) Total Margin Receipt Percentage (GP %) = N/A (%)

A REBATE SUPPORTS

(*The following Items shall be borne by the Concessionaire) PERIOD : 2023-01-01 to : 2023-12-31 *(follow AEON's Finance Year)

1 *(All Promotions follows AEON sales period, AEON MEMBER & AEON MEMBER PLUS sales period)

Margin *(Monthly deduction)*	Margin %
i) Non-Sales Period.....	30 %
ii) AEON Sales Period.....	30 %
iii) AEON Member Day.....	30 %
iv) AEON Member Special Price (brearing%).....	N/A %
v) Wellness Sales Period.....	N/A %
vi) Opening / Renovation.....	N/A %
vii) Others: *(Please state details)*	
----------------	N/A %
----------------	N/A %
----------------	N/A %

2 a) Minimum Guarantee *(Yearly deduction)*
i) Minimum Gross Receipts *(Consolidate Sales Amount)*
(RM) N/A
ii) Total Margin Receipt % (GP %)
(Unconditional Rebate) N/A %
Remarks : N/A

iii) Total Margin Receipts (GP Amount/Minimum Sum) *(Consolidate Margin Amount)*
(RM) N/A

(Monthly deduction)
b) Gross Sales
i) Unconditional Rebate N/A %

c) Gross Sales Target *End of Trading Term deduction - Bi-annual and/or Annual deduction *(Please circle which applicable)* (Consolidate Sales Amount)

i) Conditional Rebate Annual

	Trading Target (RM)	Growth % Ly	Rebate %
Tier 1:	N/A	N/A %	N/A %
Tier 2:	N/A	N/A %	N/A %
Tier 3:	N/A	N/A %	N/A %
Tier 4:	N/A	N/A %	N/A %

*(Rebate % must be higher than Unconditional Rebate %)

Remark : N/A

3 Sub-Contract Code/s : (*Please indicate if there are any Contract code that are sharing same terms and/or multiple contracts sharing targets) (to fill-up by "Parent Contract")

Brand : N/A

Contract Code :	Margin% Normal% & Promotion%	Remarks:
CS - N/A	N/A %	
CS - N/A	N/A %	N/A
CS - N/A	N/A %	N/A
CS - N/A	N/A %	N/A
CS - N/A	N/A %	N/A

Brand : N/A

Contract Code :	Margin% Normal% & Promotion%	Remarks:
CS - N/A	N/A %	
CS - N/A	N/A %	
CS - N/A	N/A %	
CS - N/A	N/A %	
CS - N/A	N/A %	

B PROMOTION FOUNDS

(*The following Items shall be borne by the Concessionaire)

4 a) Discount Bearing % *(Direct deduction)*

i) Aeon Sales Period...	N/A %
ii) Aeon Member Day...	N/A %
iii) Aeon Member Special price (brearing%)	N/A %
iv) Wellness Sales Period...	N/A %
v) Other...	N/A %

*(All promotion follows AEON sales period, AEON MEMBER & AEON MEMBER PLUS sales period)

b) New Product Listing (per sku)
i) Per sku per Store change : *(Consolidate Sales Amount)*
(RM)
ii) Packet charges: *(more than one sku)* *(Consolidate Sales Amount)*
(RM)

C EXPENSES

*The following Items shall be borne by the Concessionaire *(Direct deduction is "Auto deduction")

5 a) AEON Member Rebate Contributions *(Monthly deduction)*
Line : SL [ ] FL [ ] HL [ ] WLNS [ ] MaxV [ ]
OTH. [ ] Company [ ]
*(If sharing supplier code, pls 'tick' -Company too)

	Contribution %
i) Normal Period	N/A %
ii) Promotion Period	N/A %
iii) Wellness Sales Period	N/A %

b) Major Festives & Annual Company Events *(Direct deduction)*
- Advertisments, Leaflets / Flayers or Others :
N/A
*(Please state details)

	Charges	Deduction Month (DD/MM/YYYY)	
i. (RM)	N/A / per item	N/A	(To be confirmed)
ii. (RM)	N/A / per item	N/A	(To be confirmed)

*(All promotion follows AEON sales period, AEON MEMBER & AEON PLUS sales period)

c) New / Refurbishment Stores
(Additional discount for purchases)
No. of Month/s 6
i at 8 %
ii. (RM) N/A *(Direct deduction)*

D. OTHER TERMS

*The following items shall be brone by the Concessionaire

6 a) Promotor Support *(Direct deduction)*
Provided [✓] *(Please tick '/') Promotor quantity 1 *(Please state)

b) Public Liability Insurance for Event *(Direct deduction)*
(RM) N/A (RM100.00/per event)
(Supplier to provide, otherwise chargeable to Supplier, if not Provided)

c) License Fee *(Direct deduction)*
N/A % (RM) N/A Sales Target

d) Loss Control Supports

	Optionals	Yes	No
i) EAST Tag (Assorted)	RM 3,000.00	[ ]	[ ]
(One Time Deduction) (by Cheque/Direction deduction)		*(Please tick '/')*	
ii) Security Labels	RM 300/ roll	[ ]	[ ]
(When Applicable)	*(Direction deduction)*	*(Please tick '/')*	

e) Administration Charges

i. Opening Account Fee *(One time by Cheque)*	(RM) 30.00
ii. Yearly Contract Administration Fee *(Per deduction)*	(RM) 30.00
iii. Change Name Fee (Change of Legal Entity) *(Per Change by Cheque)*	(RM) 3000.00
iv. Auto Pay Free (Bank Fee) per transaction	(RM) 2.00

F. INSURANCE

*The following items shall be brone by the Concessionaire

9 Insurance Premium Payable (Non Refundable), shall includes but not limited the following : *(Yearly deduction)*

i. Fire Insurance iii. Public Liability
ii. Bulgary Insurance iv. Product Liability

Sum insured to be based on tranding amount, stock value and stock location. Actual premium payable and detailed policies to be confirmed separately but to be guided as below:

i) Fire Policy Premium - Maximum 0.12% x Stock Value
ii) Bulgary Policy Premium - Maximum 1.5% x RM100,000.00/ RM200,00.00
iii) Public Liability Premium RM 100/policy
iv) Product Liability Premium - Maximum 0.02% x Total Sales

Concessionaire shall forthwith produce to the Company copies of the policies of the insurance concerd effected thereto for the Company approval

E. FOOD COURT CHARGES

*The following items shall be borne by the Concessionaire

7 Food Court Charges *(Monthly deduction)*

a) Monthly Offline Cash Register	RM 100.00/Counter/Store
b) Utility (Water, Electricity, Gas) Charge	Based on monthly / actual / fixed usage
c) Dish Collector Charge	RM 300.00/Counter/Store
d) Monthly Small Equiment Charge	RM 100.00/Counter/Store
e) Monthly Service Charge	RM /Counter/Store
f) Sales Material Charge	Based on actual usage

8 Food Court Deposit
a) Utilities Deposit *(One time deduction by Cheque)*
(Need to clarify no. of new and exsisting counter/s in Aeon)
RM /Counter/Store
b) Security Deposit *(One time deduction by Cheque)*
RM /Counter/Store

G. Special and Express Condition

No	Description	Term 1	Term 2	Term 3	Term 4
1	AMP (MANUAL)	5%	N/A	N/A	N/A
2	ADVERTISEMENT (MANUAL)	RM 1,500	N/A	N/A	N/A

**(Please state)*

*This agreement shall be renewed on a month to month basis upon expiry, unless otherwise renewed or terminated

IN WITHNESS WHERE OF the parties have agreed to enter into the Above Agreement in the mentioned period

Signed by:
for and on behalf of
AEON CO. (M) BHD. (126926-H)
in the presence of:-

Authorized Signatory)
(To be signed by Director or Authorized person))
Company's Rubber Stamp)

Witness Signatory
Name : N/A
NRIC No.: N/A
Date :

Name : N/A
Designation : N/A
NRIC No.: N/A
Date :

Signed by:
for and on behalf of
the Concessionaire
in the presence of:-

AGROZ GROUP SDN. BHD.
1394153-D

Authorized Signatory)
(To be signed by Director or Authorized person))
Company's Rubber Stamp)

Witness Signatory
Name : N/A KHOO KWAI FUN
NRIC No.: N/A 721209-10-5082
Date : 20/5/2023

Name : N/A GERARD LIM KWAN MENG
Designation : N/A DIRECTOR
NRIC No.: N/A 710405-10-5641
Date : 20 MAY 2023